United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Atlantic Union Bankshares Corporation (the “Company”) held its annual shareholders’ meeting (the “Annual Meeting”) on May 5, 2020. At the Annual Meeting, the shareholders of the Company: (i) elected each of the persons listed below under Proposal 1 to serve as a director of the Company in Class III for a term that will continue until the designated date (Proposal 1); (ii) approved an amendment to the Company’s articles of incorporation to eliminate the classified structure of the Board of Directors and provide for the annual election of directors (Proposal 2); (iii) approved an amendment to the Company’s articles of incorporation to update the provisions regarding indemnification of directors and officers of the Company (Proposal 3); (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020 (Proposal 4); and (v) approved, on an advisory (non-binding) basis, the Company’s executive compensation disclosed in the Company’s 2020 Proxy Statement (Proposal 5).

The Company’s independent inspectors of election reported the vote of the shareholders as follows:

Proposal 1: To elect five Class III directors to serve until the 2023 annual meeting of shareholders, or the director’s mandatory retirement date, whichever is earlier:

Nominees:	Votes For	Votes Against	Abstain	Broker Non-votes
Frank Russell Ellett	58,667,162	2,630,320	637,105	8,211,193
Gregory L. Fisher	59,003,799	2,819,950	110,839	8,211,193
Patrick J. McCann	57,919,066	3,371,391	644,131	8,211,193
Alan W. Myers	58,196,421	3,103,618	634,549	8,211,193
Linda V. Schreiner	58,893,654	2,394,315	646,618	8,211,193

Proposal 2: To amend the Company’s articles of incorporation to eliminate the classified structure of the Board of Directors and provide for the annual election of directors:

Votes For	Votes Against	Abstain	Broker Non-votes
61,206,496	540,286	187,805	8,211,193

Proposal 3: To amend the Company’s articles of incorporation to update the provisions regarding indemnification of directors and officers of the Company:

Votes For	Votes Against	Abstain	Broker Non-votes
51,147,808	17,764,275	1,233,697	—

Proposal 4: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020:

Votes For	Votes Against	Abstain	Broker Non-votes
69,675,628	369,555	100,597	—

Proposal 5: To approve, on an advisory (non-binding) basis, the Company’s executive compensation as disclosed in the Company’s 2020 Proxy Statement:

Votes For	Votes Against	Abstain	Broker Non-votes
57,173,922	3,649,008	1,111,658	8,211,193

Item 8.01 Other Events.

On May 5, 2020, the Company issued a press release announcing the declaration of a quarterly dividend of $0.25 per share payable on June 3, 2020 to shareholders of record as of May 20, 2020. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated May 5, 2020.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: May 6, 2020	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President
and Chief Financial Officer

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